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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 14, 2002



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 9.     Regulation FD Disclosure

            On August 14, 2002, the Company filed with the SEC amendments to its Annual Report on Form 10-K for the fiscal year ended February 2, 2002, and its Quarterly Report on Form 10-Q for the quarter ended May 25, 2002. These filings were accompanied by the certifications attached hereto as Exhibit 99.1. Neither this disclosure nor the certifications attached as Exhibit
            99.1 hereto will be deemed to be filed pursuant to Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless we expressly incorporate it by reference into a filing made under the Securities Act or the Exchange Act.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                               THE KROGER CO.



August 14, 2002                          By:   (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                and General Counsel

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                                  EXHIBIT INDEX



Exhibit No.                                   Exhibit

99.1               CEO and  CFO certifications.